Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ISSUES STATEMENT ON JURY DECISION
RIDGELAND,

Miss.

(December

1,

2023)

―

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

(“Cal-Maine
Foods” or

the

“Company”), the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United

States,
today issued the following statement:

Approximately 20

years ago, United

Egg Producers (UEP)

responded to growing

public demand to

improve
the overall treatment of egg

laying hens by adopting the

UEP animal-welfare certified program.

The UEP
certified

program

was

based

on

the

recommendations

of

an

independent

scientific

advisory

committee,
developed as a scientifically sound, voluntary

program, supported by consumers, customers and

numerous
trade groups. This program

was not designed to restrict

supply and affect prices.

In fact, despite the filing
of this case

almost 13 years

ago (Kraft Foods

Global, Inc. et

al. v.

United Egg Producers,

Inc. et al.,

Case
No. 1:11-cv-8808 in the U.S.

District Court for the Northern District of Illinois), this

program continues to
serve as the

foundation of numerous

state laws, remains the

predominant animal welfare standard

for laying
hens, and is still required by substantially all customers, to this day.

The plaintiffs alleged that

the prices they paid

for processed egg products

were increased by the

defendants’
conduct. The plaintiffs, however, continue to demand egg products created from

UEP Certified eggs and/or
eggs

from

hens

that

otherwise

are

humanely

raised. On

December

1,

2023,

the

jury

returned

a

verdict
awarding the plaintiffs

$17,777,579 in damages.

This decision is not

final and remains

subject to the motion
for

a

directed

verdict

noted

below.

Cal-Maine

Foods

would

share

responsibility

with

the

other

three
defendants for the payment

of this amount, trebled, plus

reasonable attorneys’ fees and subject to previous
settlement credits. Cal-Maine Foods respects the jury’s

decision and appreciates that the damages awarded
by the jury are

relatively modest compared

to the damages sought

but remains disappointed

with the verdict
as Cal-Maine Foods continues to believe that the Company did nothing wrong. The two earlier trials based on substantially the same facts and legal arguments resulted in findings of no conspiracy and/or damages.

Because Cal-Maine Foods believes

that the plaintiffs’

claims fail as

a matter of law,

Cal-Maine Foods has
petitioned the Court to enter

a judgment in its favor, known as

a directed verdict, notwithstanding the

jury’s
decision. Significantly, the jury found that the UEP certified program itself does not constitute

a restraint of
trade. Also,

because the

egg producers

in this

case only

represent 15.5

percent of

the market,

Cal-Maine
Foods believes the law is clear that the defendants in

issue did not have sufficient market power to restrain
trade. Cal-Maine Foods looks forward to the Court’s consideration of these arguments and will continue to
evaluate its options, including, if necessary, an appeal.
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packaging,

marketing

and
distribution of

fresh shell

eggs, including

conventional, cage-free,

organic, brown,

free-range, pasture-raised
and nutritionally

enhanced eggs.

The Company,

which is

headquartered in

Ridgeland, Mississippi,

is the
largest producer

and distributor

of fresh

shell eggs

in the

United States

and sells

the majority

of its

shell
eggs in

states across

the southwestern,

southeastern, mid-western

and mid-Atlantic

regions of

the United
States.

Cal-Maine Foods, Inc.

Issues Statement on Jury Decision

December 1, 2023
Forward Looking Statements
Statements contained in this

press release that are

not historical facts are

forward-looking statements

as that
term is

defined in

the Private

Securities Litigation Reform

Act of

1995. The

forward-looking statements are
based on management’s

current intent,

belief, expectations,

estimates and

projections regarding

our company
and our industry.

These statements

are not guarantees

of future performance

and involve risks,

uncertainties,
assumptions and

other factors

that are

difficult to

predict and

may be

beyond our

control. The

factors that
could cause actual

results to differ materially

from those projected

in the forward-looking

statements include,
among others, (i)

the risk factors

set forth in

the Company’s SEC

filings (including

its Annual Reports

on Form
10-K, Quarterly Reports on

Form 10-Q and Current Reports

on Form 8-K), (ii) the risks

and hazards inherent
in the shell egg

business (including disease, pests, weather conditions and

potential for recall), including but
not

limited to

the

most

recent

outbreak

of

highly

pathogenic

avian

influenza affecting

poultry

in

the

U.S.,
Canada and

other countries

that was

first detected

in commercial

flocks in

the U.S.

in February

2022, (iii)
changes in the demand for and market prices of shell eggs and feed costs, (iv)

our ability to predict and meet
demand for

cage-free and

other specialty

eggs, (v)

risks, changes

or obligations

that could

result from

our
future acquisition of new flocks or businesses and risks

or changes that may cause conditions to completing

a
pending

acquisition not

to

be

met, (vi)

risks

relating to

increased costs

and higher

and

potentially further
increases in inflation and interest

rates, which began in response to

market conditions caused in part by

the
COVID-19 pandemic

and which

generally have

been exacerbated

by the

Russia-Ukraine war

that began

in
February 2022,

(vii) our

ability to

retain existing customers,

acquire new customers

and grow

our product
mix, and (viii) adverse results in pending litigation matters. SEC filings may be obtained from the SEC or the
Company’s website ,

www.calmainefoods.com.

Readers are cautioned

not to place

undue reliance

on forward-
looking statements because,

while we believe

the assumptions on

which the forward-looking statements

are
based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate. Further, the

forward-looking statements included

herein are

only made

as of

the respective

dates
thereof, or

if no

date is

stated, as

of the

date hereof.

Except as

otherwise required

by law,

we disclaim

any
intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a

result

of

new
information, future events or otherwise.
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